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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): NOVEMBER 8, 2000



                      NEW PLAN EXCEL REALTY TRUST, INC.
            (Exact name of registrant as specified in its charter)



             MARYLAND                     1-12244             33-0160389
   (State or other jurisdiction         (Commission          (IRS Employer
         of incorporation)             File Number)     Identification Number)


   1120 AVENUE OF THE AMERICAS, 12TH FLOOR
              NEW YORK, NEW YORK                                10036
   (Address of principal executive offices)                  (Zip Code)


             Registrant's telephone number, including area code:
                                (212) 869-3000


                                NOT APPLICABLE
        (Former name or former address, if changed since last report)



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ITEM 7.           EXHIBITS

                  The following exhibit is filed as part of this report:

       99.1 Supplemental Disclosure of New Plan Excel Realty Trust, Inc. for the Quarter Ended September 30, 2000.


ITEM 9.           REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Disclosure of the Company for the quarter ended September 30, 2000.



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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW PLAN EXCEL REALTY TRUST, INC.


Date:  November 8, 2000             By:  /s/ STEVEN F. SIEGEL
                                        ----------------------------------------
                                        Steven F. Siegel
                                        Senior Vice President, General Counsel
                                        and Secretary

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                                EXHIBIT INDEX

      Exhibit                               Document
      -------                               --------
       99.1                Supplemental Disclosure of New Plan Excel Realty
                           Trust, Inc. for the Quarter Ended September 30,
                           2000.